UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 30, 2023

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

(717) 747-1519

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement

On October 30, 2023, Codorus Valley Bancorp, Inc. (the "Company") and Driver Opportunity Partners I LP (“Driver Fund”), Driver Management Company LLC (“Driver LLC”) and J. Abbott R. Cooper (together with Driver Fund and Driver, LLC, "Driver”) entered into an agreement pursuant to which they agreed to terminate the Cooperation Agreement entered into by the Company and Driver effective as of April 12, 2022, and filed with the Securities and Exchange Commission on that same date. The agreement to terminate the Cooperation Agreement between the Company and Driver is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On October 31, 2023, the Company issued a Press Release announcing the termination of the Cooperation. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The information in this Item 7.01 on Form 8-K, including all exhibits attached hereto, is being furnished pursuant to Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	10.1	Agreement dated October 30, 2023, between the Company and Driver to terminate the Cooperation Agreement dated April 12, 2023.

	99.1	Codorus Valley Bancorp, Inc. Press Release dated October 31, 2023.

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date:	October 31, 2023	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel and Corporate Secretary

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